EXHIBIT 99.1
FOR:	EMCOR GROUP, INC.
News Release
CONTACT:	Andrew G. Backman Vice President Investor Relations (203) 849-7938

FTI Consulting, Inc. Investors: Blake Mueller (718) 578-3706

EMCOR GROUP, INC. REPORTS SECOND QUARTER 2024 RESULTS

Record Quarterly Revenues of $3.67 billion, 20.4% Increase Year-over-Year
Record Quarterly Diluted EPS of $5.25, 78.0% Increase Year-over-Year
Remaining Performance Obligations of $9.0 billion, 8.6% Increase Year-over-Year
Increases 2024 Revenue Guidance Range to $14.5 billion - $15.0 billion from $14.0 billion - $14.5 billion
Increases 2024 Diluted EPS Guidance Range to $19.00 - $20.00 from $15.50 - $16.50

NORWALK, CONNECTICUT, July 25, 2024 - EMCOR Group, Inc. (NYSE: EME) today reported results for the quarter ended June 30, 2024.

Second Quarter 2024 Results of Operations

For the second quarter of 2024, revenues totaled $3.67 billion, an increase of 20.4%, compared to $3.05 billion for the second quarter of 2023. Net income for the second quarter of 2024 was $247.6 million, or $5.25 per diluted share, compared to $140.6 million, or $2.95 per diluted share, for the second quarter of 2023.

Operating income for the second quarter of 2024 was $332.8 million, or 9.1% of revenues, compared to $196.7 million, or 6.5% of revenues, for the second quarter of 2023. Operating income included depreciation and amortization expense, inclusive of amortization of identifiable intangible assets, of $34.2 million and $29.0 million for the second quarter of 2024 and 2023, respectively.

Selling, general and administrative expenses for the second quarter of 2024 totaled $351.2 million, or 9.6% of revenues, compared to $293.4 million, or 9.6% of revenues, for the second quarter of 2023.

The Company's income tax rate for the second quarter of 2024 was 27.0%, compared to 27.4% for the second quarter of 2023.

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Remaining performance obligations as of June 30, 2024 were $9.0 billion compared to $8.3 billion as of June 30, 2023, up $713.1 million year-over-year.

Tony Guzzi, Chairman, President, and Chief Executive Officer of EMCOR, commented, “We had an exceptional first half of the year, the Company maintained its excellent momentum in the second quarter and again set new records across key financial and operational metrics. Demand for EMCOR’s specialty contracting services remains high, further reinforcing our confidence in the trajectory of the business. Our Remaining Performance Obligations are at near record levels, and our pipeline continues to be robust, all supporting our positive outlook for the rest of the year and gives us confidence to increase financial guidance for 2024.”

First Six Months 2024 Results of Operations

Revenues for the first six months of 2024 totaled $7.10 billion, an increase of 19.6%, compared to $5.94 billion for the first six months of 2023. Net income for the first six months of 2024 was $444.7 million, or $9.41 per diluted share, compared to net income of $252.1 million, or $5.28 per diluted share, for the first six months of 2023.

Operating income for the first six months of 2024 was $592.8 million, or 8.3% of revenues, compared to operating income of $351.6 million, or 5.9% of revenues, for the first six months of 2023. Operating income included depreciation and amortization expense, inclusive of amortization of identifiable intangible assets, of $63.8 million and $57.5 million for the first six months of 2024 and 2023, respectively.

Selling, general and administrative expenses totaled $680.5 million, or 9.6% of revenues, for the first six months of 2024, compared $574.5 million, or 9.7% of revenues, for the first six months of 2023.

Mr. Guzzi continued, “Our Electrical and Mechanical Construction segments continued to perform exceptionally well, driving our overall strong performance. With quarterly and year-to-date revenue growth of over 35%, our Mechanical Construction segment generated record revenues and operating income, and a record operating margin of 12.9% for the quarter and 11.8% on a year-to-date basis. Our Electrical Construction segment posted record revenues, with growth of 18% on both a quarterly and year-to-date basis and achieved a record second quarter operating margin, earning over 11% in both the quarter and year-to-date periods. We continue to perform exceptionally well against strong demand across the majority of the sectors we serve, including high-tech and traditional manufacturing, network and communications, institutional, and healthcare. Within our U.S. Building Services segment, which is executing as expected, our mechanical services business continued to deliver exceptional performance with high-single digit operating margins, and low-double digit revenue growth, as strong demand continues for our energy efficiency services, building controls installations and upgrades, and retrofit projects. Our Industrial Services segment reported its best second quarter post-pandemic as improved demand continued for both shop and field services.”

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Increases Full Year 2024 Guidance

Based on year-to-date 2024 performance, current operating conditions, and near-term visibility, the Company is:

1.Increasing its full-year 2024 revenue guidance range to $14.5 billion - $15.0 billion, from the prior guidance range of $14.0 billion - $14.5 billion.
2.Increasing its full-year 2024 diluted earnings per share guidance range to $19.00 - $20.00, from the prior guidance range of $15.50 - $16.50.

Mr. Guzzi concluded, “With our strong first half performance, we are again raising our 2024 guidance. We continue to execute well by deploying our resources to serve our customers and believe we are positioned in the right geographies and sectors that have long-term growth prospects. We also continue to deliver for our shareholders by maintaining our focus on operational excellence and balanced capital allocation.”

Second Quarter Earnings Conference Call Information

EMCOR Group's second quarter conference call will be broadcast live via internet today, Thursday, July 25, at 10:30 AM Eastern Daylight Time and can be accessed through the Company's website at www.emcorgroup.com.

About EMCOR

EMCOR Group, Inc. is a Fortune 500 leader in mechanical and electrical construction services, industrial and energy infrastructure and building services. This press release and other press releases may be viewed at the Company’s website at www.emcorgroup.com. EMCOR routinely posts information that may be important to investors in the “Investor Relations” section of our website at www.emcorgroup.com. Investors and potential investors are encouraged to consult the EMCOR website regularly for important information about EMCOR.

Forward Looking Statements:

This release and related presentation contain forward-looking statements. Such statements speak only as of July 25, 2024, and EMCOR assumes no obligation to update any such forward-looking statements, unless required by law. These forward-looking statements may include statements regarding anticipated future operating and financial performance, including financial guidance and projections underlying that guidance; the nature and impact of our remaining performance obligations and timing of future projects; our ability to be prudent capital allocators; our ability to pursue organic and strategic investments and acquisitions; our ability to return capital to shareholders, including through share repurchases and dividends; market opportunities; market growth prospects; customer trends; and project mix. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated (whether expressly or implied) by the forward-looking statements. Accordingly, these statements do not guarantee future performance or events. Applicable risks and uncertainties include, but are not limited to, adverse effects of general economic conditions; domestic and international political developments; changes in the specific markets for EMCOR’s services; adverse business conditions, including labor market tightness and/or disruption, productivity challenges, the impact of claims and litigation, the nature and extent of supply chain disruptions impacting availability and pricing of materials, global conflicts, and inflationary trends more generally, including fluctuations in energy costs; the impact of legislation and/or government regulations; changes in interest rates; the availability of adequate levels of surety bonding; increased competition; and unfavorable developments in the mix of our business. Certain of the risk factors associated with EMCOR’s business are also discussed in Part I, Item 1A “Risk Factors,” of the Company’s 2023 Form 10-K, and in other reports filed from time to time with the Securities and Exchange Commission and available at www.sec.gov and www.emcorgroup.com. Such risk factors should be taken into account in evaluating our business, including any forward-looking statements.
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Non-GAAP Measures:

This release and related presentation also include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this release. The Company uses these non-GAAP measures as key performance indicators for the purpose of evaluating performance internally. We also believe that these non-GAAP measures provide investors with useful information with respect to our ongoing operations. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by GAAP, have no standardized meaning prescribed by GAAP, and may not be comparable to the calculation of similar measures of other companies.

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EMCOR GROUP, INC.
FINANCIAL HIGHLIGHTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share information)
(Unaudited)

	For the quarters ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Revenues	$3,666,897	$3,045,622	$7,099,173	$5,936,054
Cost of sales	2,982,896	2,555,562	5,825,863	5,009,932
Gross profit	684,001	490,060	1,273,310	926,122
Selling, general and administrative expenses	351,193	293,393	680,549	574,545
Operating income	332,808	196,667	592,761	351,577
Net periodic pension income (cost)	221	(282)	443	(556)
Interest income (expense), net	6,106	(2,692)	13,647	(4,524)
Income before income taxes	339,135	193,693	606,851	346,497
Income tax provision	91,563	53,098	162,130	94,429
Net income	$247,572	$140,595	$444,721	$252,068

Basic earnings per common share	$5.27	$2.97	$9.45	$5.30

Diluted earnings per common share	$5.25	$2.95	$9.41	$5.28

Weighted average shares of common stock outstanding:
Basic	46,972,032	47,393,493	47,053,768	47,584,656
Diluted	47,159,660	47,588,669	47,236,738	47,767,242

Dividends declared per common share	$0.25	$0.18	$0.43	$0.33

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	(Unaudited) June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$807,318	$789,750
Accounts receivable, net	3,459,270	3,203,490
Contract assets	293,677	269,885
Inventories	103,896	110,774
Prepaid expenses and other	76,628	73,072
Total current assets	4,740,789	4,446,971
Property, plant, and equipment, net	201,168	179,378
Operating lease right-of-use assets	331,313	310,498
Goodwill	998,571	956,549
Identifiable intangible assets, net	661,920	586,032
Other assets	138,788	130,293
Total assets	$7,072,549	$6,609,721
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$922,002	$935,967
Contract liabilities	1,783,909	1,595,109
Accrued payroll and benefits	584,113	596,936
Other accrued expenses and liabilities	304,482	315,107
Operating lease liabilities, current	78,726	75,236
Total current liabilities	3,673,232	3,518,355
Operating lease liabilities, long-term	279,465	259,430
Other long-term obligations	374,255	361,121
Total liabilities	4,326,952	4,138,906
Equity:
Total EMCOR Group, Inc. stockholders’ equity	2,744,560	2,469,778
Noncontrolling interests	1,037	1,037
Total equity	2,745,597	2,470,815
Total liabilities and equity	$7,072,549	$6,609,721

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2024 and 2023
(In thousands) (Unaudited)

	2024	2023
Cash flows - operating activities:
Net income	$444,721	$252,068
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,408	25,393
Amortization of identifiable intangible assets	36,412	32,100
Provision for credit losses	12,251	3,115
Non-cash share-based compensation expense	11,371	7,535
Other reconciling items	(5,240)	(6,800)
Changes in operating assets and liabilities, excluding the effect of businesses acquired	(114,965)	(98,479)
Net cash provided by operating activities	411,958	214,932
Cash flows - investing activities:
Payments for acquisitions of businesses, net of cash acquired	(173,265)	(22,384)
Proceeds from sale or disposal of property, plant, and equipment	1,655	10,514
Purchases of property, plant, and equipment	(39,529)	(36,564)
Net cash used in investing activities	(211,139)	(48,434)
Cash flows - financing activities:
Proceeds from revolving credit facility	—	100,000
Repayments of revolving credit facility	—	(100,000)
Repayments of finance lease liabilities	(1,393)	(1,477)
Dividends paid to stockholders	(20,219)	(15,714)
Repurchases of common stock	(149,009)	(105,299)
Taxes paid related to net share settlements of equity awards	(11,766)	(5,295)
Issuances of common stock under employee stock purchase plan	943	4,441
Payments for contingent consideration arrangements	—	(3,026)
Net cash used in financing activities	(181,444)	(126,370)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(927)	5,856
Increase in cash, cash equivalents, and restricted cash	18,448	45,984
Cash, cash equivalents, and restricted cash at beginning of year (1)	789,750	457,068
Cash, cash equivalents, and restricted cash at end of period (2)	$808,198	$503,052
_________
(1)Includes $0.6 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheets as of December 31, 2022.
(2)Includes $0.9 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheets as of June 30, 2024.

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands, except for percentages) (Unaudited)

	For the quarters ended June 30,
	2024	% of Total	2023	% of Total
Revenues from unrelated entities:
United States electrical construction and facilities services	$799,994	22%	$678,167	22%
United States mechanical construction and facilities services	1,655,181	45%	1,194,113	39%
United States building services	781,108	21%	775,012	26%
United States industrial services	324,047	9%	292,283	10%
Total United States operations	3,560,330	97%	2,939,575	97%
United Kingdom building services	106,567	3%	106,047	3%
Total operations	$3,666,897	100%	$3,045,622	100%

	For the six months ended June 30,
	2024	% of Total	2023	% of Total
Revenues from unrelated entities:
United States electrical construction and facilities services	$1,564,705	22%	$1,322,913	22%
United States mechanical construction and facilities services	3,082,846	43%	2,272,671	38%
United States building services	1,562,268	22%	1,500,387	25%
United States industrial services	678,100	10%	623,166	11%
Total United States operations	6,887,919	97%	5,719,137	96%
United Kingdom building services	211,254	3%	216,917	4%
Total operations	$7,099,173	100%	$5,936,054	100%

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands, except for percentages) (Unaudited)

	For the quarters ended June 30,
	2024	% of Segment Revenues	2023	% of Segment Revenues
Operating income (loss):
United States electrical construction and facilities services	$88,577	11.1%	$50,722	7.5%
United States mechanical construction and facilities services	213,440	12.9%	119,847	10.0%
United States building services	46,839	6.0%	46,137	6.0%
United States industrial services	12,746	3.9%	7,887	2.7%
Total United States operations	361,602	10.2%	224,593	7.6%
United Kingdom building services	5,777	5.4%	5,927	5.6%
Corporate administration	(34,571)	—	(33,853)	—
Total operations	332,808	9.1%	196,667	6.5%
Other items:
Net periodic pension income (cost)	221		(282)
Interest income (expense), net	6,106		(2,692)
Income before income taxes	$339,135		$193,693

	For the six months ended June 30,
	2024	% of Segment Revenues	2023	% of Segment Revenues
Operating income (loss):
United States electrical construction and facilities services	$180,166	11.5%	$91,238	6.9%
United States mechanical construction and facilities services	364,160	11.8%	206,074	9.1%
United States building services	80,298	5.1%	83,787	5.6%
United States industrial services	30,712	4.5%	22,907	3.7%
Total United States operations	655,336	9.5%	404,006	7.1%
United Kingdom building services	11,154	5.3%	11,351	5.2%
Corporate administration	(73,729)	—	(63,780)	—
Total operations	592,761	8.3%	351,577	5.9%
Other items:
Net periodic pension income (cost)	443		(556)
Interest income (expense), net	13,647		(4,524)
Income before income taxes	$606,851		$346,497

EMCOR GROUP, INC.
RECONCILIATION OF ORGANIC REVENUE GROWTH
(In thousands, except for percentages) (Unaudited)

The following table provides a reconciliation between organic revenue growth, a non-GAAP measure, and total revenue growth for the quarter and six months ended June 30, 2024.

	For the quarter ended June 30, 2024		For the six months ended June 30, 2024
	$	%	$	%
GAAP revenue growth	$621,275	20.4%	$1,163,119	19.6%
Incremental revenues from acquisitions	(80,869)	(2.7)%	(88,803)	(1.5)%
Organic revenue growth, a non-GAAP measure	$540,406	17.7%	$1,074,316	18.1%

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